EXHIBIT 10.11


                  AMENDMENT NO. 3 TO ASSIGNMENT OF INSURANCES


       THIS AMENDMENT NO. 3 TO ASSIGNMENT OF INSURANCES dated as of November 29, 1995, among Reading & Bates Corporation, a corporation organized and existing under the laws of the State of Delaware ("RBC"), Reading & Bates Drilling Co., a corporation organized and existing under the laws of the State of Oklahoma ("RBD"), Reading & Bates Exploration Co., a corporation organized and existing under the laws of the State of Oklahoma ("RBX"), Reading and Bates, Inc., a corporation organized and existing under the laws of the State of Oklahoma ("RBI"), (RBC, RBD, RBX and RBI being referred to hereafter collectively as the "Original Borrowers") and Bank One, Texas, N.A., a national banking association, as Trustee (the "Assignee").

                              W I T N E S S E T H:

        WHEREAS, pursuant to the Credit Facility Agreement dated as of March 27, 1991, as amended May 24, 1991, June 28, 1991, August 30, 1991, June
  30, 1992 and February 23, 1993 (as so amended, the "Original Credit Agreement"), Internationale Nederlanden Bank (formerly known as NMB Postbank Groep, the "Lender") agreed to provide funding to certain of the Original Borrowers in the aggregate principal amount of up to USD 112,000,000; and

        WHEREAS, Reading & Bates Borneo Drilling Co., Ltd., a corporation organized and existing under the laws of the State of Oklahoma ("RBB") and Reading & Bates (A) Pty. Ltd., a corporation organized and existing under the laws of Australia ("RBA"), the Original Borrowers and the Lender have restated the Original Credit Agreement in order to add RBB and RBA as
  Borrowers (the Original Borrowers, RBB and RBA being referred to collectively as the "Borrowers"), increase the amount of Facility E, add a new letter of credit facility and amend certain terms and covenants (the "Restated Credit Agreement"); and

        WHEREAS, the Assignor, by operation of assignment has succeeded to and assumed all of the rights and obligations as the successor trustee under that certain Trust Indenture dated March 29, 1991 (the "Indenture") among the Original Borrowers and First City Texas-Houston, N.A., as trustee, as amended, pursuant to which Assignee acts on behalf of the Lender with respect to certain security interests granted by the Borrowers to secure their obligations under the Restated Credit Agreement; and

        WHEREAS, the Assignee and the Original Borrowers wish to amend the Assignment of Insurances as hereinafter follows.

  NOW THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers and the Assignee agree to amend the Assignment of Insurances effective as of the date hereof as follows:

  A.Schedule 1 to the Assignment of Insurances is hereby amended to delete the reference to:

  "M. G. HULME  651644 U.S.  Reading and Bates, Inc."

  "JIM CUNNINGHAM  651643 U.S.  Reading & Bates Drilling Co."

  B.Except as specifically amended by this Amendment, all of the terms and provisions of the Assignment of Insurances shall remain in full force and effect.

  All capitalized terms used herein but not defined herein shall have the meanings given to them in the Assignment of Insurances.

  THIS AMENDMENT NO. 3 TO ASSIGNMENT OF INSURANCES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AND MAY NOT BE AMENDED OR CHANGED EXCEPT BY AN INSTRUMENT IN WRITING.

  IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 3 to Assignment of Insurances on the date first written above.

                                           READING & BATES CORPORATION


                                           By:
                                             Name:
                                             Title:


                                           READING & BATES DRILLING CO.


                                           By:
                                             Name:
                                             Title:


                                           READING & BATES EXPLORATION CO.


                                           By:
                                             Name:
                                             Title:


                                           READING AND BATES, INC.


                                           By:
                                             Name:
                                             Title:


                                           BANK ONE, TEXAS, N.A.


                                           By:
                                             Name:
                                             Title: